iVoiceIdeas, Inc. - Statements of Operations (USD $)	12 Months Ended		117 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011
Revenue	$ 11,000		$ 11,000
OPERATING EXPENSES
Design and Development			5,632
General and Administrative	118,344	28,601	150,891
TOTAL OPERATING EXPENSE	118,344	28,601	156,523
Operating Income (Loss)	(107,344)	(28,601)	(145,523)
Operating Income (Loss) before tax provision (Benefit)	(107,344)	(28,601)	(145,523)
Net Operating Loss	(107,344)	(28,601)	(145,523)
OTHER COMPREHENSIVE INCOME
Interest Income	1	1	2
Loss on Option		(10,000)	(10,000)
TOTAL COMPREHENSIVE INCOME (LOSS)	1	(9,999)	(9,998)
Net Loss	$ (107,343)	$ (38,600)	$ (155,521)
Net Loss per Common Share	$ (0.007)	$ (0.002)	$ (0.014)